Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
(8) Property,	Plant and Equipment

	As of December, 31
	2011	2010
	A$	A$
Plant and equipment	18,893,890	15,110,554
Leasehold improvements	8,722,639	8,810,036
Capital work in process	5,534,498	8,792,690

	33,151,027	32,713,280
Accumulated depreciation	(12,855,847)	(9,586,365)

Property, plant & equipment, net	20,295,180	23,126,915

Capital work in process relates to assets under construction and comprises primarily of specialized manufacturing equipment. Legal right to the assets under construction rests with the Company. The amounts capitalized for capital work in process represents the percentage of expenditure that has been completed, and once the assets are placed into service the Company begins depreciating the respective assets. The accumulated amortisation of capitalised leasehold improvements for the fiscal years ended December 31, 2011, 2010 and 2009 was A$5,376,432, A$4,090,724 and A$2,770,434, respectively.

The Company receives Victorian government grants under certain research agreements to purchase plant and equipment. Plant and equipment is presented net of the government grant of A$680,221 for the year ended December 31, 2011 (2010: A$449,875). The grants are recognized against the acquisition costs of the related plant and equipment as and when the related assets are purchased. Grants received in advance of the relevant expenditure are treated as deferred income and included in Current Liabilities on the balance sheet as the Company does not control the monies until the relevant expenditure has been incurred. Grants due to the Company under research agreements are recorded as Currents Assets on the consolidated balance sheets.

Depreciation expense was A$3,298,541, A$2,990,858 and A$2,851,285 for the fiscal years ended December 31, 2011, 2010 and 2009, respectively.